Exhibit 10.2

AMENDING AGREEMENT
to Farmout Agreement made as of July 31, 2013

THIS AMENDING AGREEMENT is dated effective as of November 17, 2014.

AMONG:

MP WEST CANADA SAS, a body corporate, incorporated pursuant to the laws of the France (hereinafter referred to as "MP West")

- and -

NORTHERN ALBERTA OIL LTD., a body corporate, incorporated pursuant to the laws of the Province of Alberta (hereinafter referred to as "NAOL")

- and -

DEEP WELL OIL & GAS (ALBERTA) LTD., a body corporate, incorporated pursuant to the laws of the Province of Alberta (hereinafter referred to as "Deep Well")

WHEREAS:

(A)            MP West, NAOL and Deep Well are parties to the Farmout Agreement dated July 31, 2013 (the "Farmout Agreement"); and

(B)            MP West, NAOL and Deep Well wish to amend the Farmout Agreement, as set forth in this Amending Agreement.

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein and in the Farmout Agreement, the parties hereto agree to follows:

1.	INTERPRETATION

This Amending Agreement is supplemental to and shall form one agreement with the Farmout Agreement and the Farmout Agreement and this Amending Agreement shall be read together and have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument.

2.	AMENDMENTS

The Farmout Agreement is amended as follows:

        2.1     by deleting the date "December 31, 2014" from the last line of Section 4.1 of the Farmout Agreement, and replacing it with the date "December 31, 2015".

3.	CONFIRMATION

The parties hereto hereby acknowledge and confirm that, except as specifically amended by the provisions of this Amending Agreement, all of the terms and conditions contained in the Farmout Agreement are and shall remain in full force and effect, unamended, in accordance with the provisions thereof.

4.	ENUREMENT

This Amending Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and assigns.

5.	TIME

Time shall be of the essence of this Amending Agreement.

6.	GOVERNING LAWS

This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

7.	EXECUTION IN COUNTERPART

This Amending Agreement may be executed by the parties in separate counterparts (and by facsimile transmission or by a scanned copy by electronic mail) each of which when so executed and transmitted or delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amending Agreement to be duly executed as of the day and year first above written.

NORTHERN ALBERTA OIL LTD.		MP WEST CANADA SAS

Per:	/s/ Curtis J. Sparrow	Per:	/s/ Alain Torre

DEEP WELL OIL & GAS (ALBERTA) LTD.

Per:	/s/ Curtis J. Sparrow